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                                                                   EXHIBIT 10.20

                              CONSOL Energy Inc.
                             Equity Incentive Plan


          The Plan was adopted by the Board on April 7, 1999. The Plan will be submitted for approval by the Company's shareholders and, contingent upon shareholder approval, is effective as of April 7, 1999. Capitalized terms shall have the meaning set forth in Section 16 of the Plan.

1.        PURPOSE.

          The purposes of the CONSOL Energy Inc. Equity Incentive Plan are to promote the interests of the Company and its stockholders by (i) attracting and retaining Eligible Directors, executive officers and other key employees and consultants of the Company and its Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

2.        ADMINISTRATION.

          (a) Authority of Board. The Plan shall be administered by the Board.
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Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board by the Plan, the Board shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee;
(iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Board; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to Awards (except those restrictions imposed by law); and (x) make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

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          (b) Board Discretion Binding.  Unless otherwise expressly provided in
              ------------------------
the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Board, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder and any Employee.

          (c) Delegation to Committee. Except with respect to Awards made
              -----------------------
pursuant to Section 10 to Eligible Directors , the Board may delegate to the Committee any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors and (ii) that only the Board of Directors may amend or terminate the Plan.

          (d) Delegation to Officer. The Board or the Committee, as applicable,
              ---------------------
may delegate to an executive officer of the Company authority to administer those aspects of the Plan that do not involve the designation of individuals to receive awards or decisions concerning the timing, amounts or other terms of awards. No officer to whom administrative authority has been delegated pursuant to this provision may waive or modify any restriction applicable to an award to such officer under the Plan.

          (e) No Liability.  No member of the Board or Committee shall be liable
              ------------
for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

3.        SHARES AVAILABLE FOR AWARDS; LIMITATIONS.

          (a) Shares Available.  Subject to adjustment as provided in Section
              ----------------
3(c), the total number of Shares with respect to which Awards may be granted under the Plan shall be 3,250,000, out of which 1,000,000 may be used with respect to Awards other than Options. If, after the Effective Date, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if such an Award is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Awards may be granted. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Shares by the Company, the number of Shares available for Awards under the Plan shall be increased by the number of Shares so surrendered or withheld.

          (b) Limitations on Awards.  Subject to adjustment as provided in
              ---------------------
Section 3(c), the maximum number of Shares with respect to which Awards may be granted to any Participant during a calendar year shall be 1,000,000 Shares. The maximum annual number of shares in

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respect of which Restricted Stock Awards, Restricted Stock Units, Performance
Awards and Other Stock-Based Awards may be granted under the Plan to any Participant is 325,000 and the maximum annual amount of any Award settled in cash with respect to any Participant is $2 million.

          (c) Adjustments.  In the event that the Board determines that any
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dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, (i) adjust any or all of (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (2) the maximum number of Shares subject to an Award granted to a Participant pursuant to Section 3(b) of the Plan,(3) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (4) the grant or exercise price with respect to any Award; (ii) if deemed appropriate, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that (A) with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended and (B) with respect to any Award no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m), unless otherwise determined by the Board.

          (d) Substitute Awards.  Any Shares underlying Substitute Awards shall
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not, unless required by Section 16, be counted against the Shares available for
Awards under the Plan.

          (e) Sources of Shares Deliverable under Awards.  Any Shares delivered
              ------------------------------------------
pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

4.        ELIGIBILITY.

          Any Employee, including any officer or employee-director of the Company or any Affiliate, who is not a member of the Committee, shall be eligible to be designated a Participant. Eligible Directors shall be eligible only for Awards described in Section 10.

5.        STOCK OPTIONS.

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          (a) Grant.  Subject to the provisions of the Plan, the Board shall
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have sole and complete authority to determine the Employees to whom Options shall be granted (provided that Incentive Stock Options may only be granted to employees of the Company or a parent or subsidiary of the Company), the number of Shares to be covered by each Option, the option price and the conditions and limitations applicable to the exercise of the Option. The Board shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

          (b) Exercise Price.  The Board in its sole discretion shall establish
              --------------
the exercise price at the time each Option is granted. Except in the case of initial Option awards (which may be granted at the initial public offering price), Options granted to new Employees and Substitute Awards, the exercise price of an Option may not be less than the Fair Market Value on the Grant Date.

          (c) Exercise.  Each Option shall be exercisable at such times and
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subject to such terms and conditions as the Board may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Board may impose such conditions with respect to the exercise of options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. Notwithstanding the foregoing, an Incentive Stock Option shall not be exercisable after the expiration of ten years from the Grant Date.

          (d) Payment.  No Shares shall be delivered pursuant to any exercise of
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an Option until payment in full of the option price is received by the Company.
Such payment may be made in cash, or its equivalent, or by exchanging, actually or constructively, Shares owned by the Participant for at least six months (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price. A Participant may elect to pay all or any portion of the aggregate exercise price by having Shares with a Fair Market Value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer.

          (e) Restoration Options.  The Board may provide in an Award Agreement
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for the automatic grant of a Restoration Option to a Participant who delivers
Shares in payment of the exercise price of any Option granted hereunder in accordance with Section 5(d), or in the event that the withholding tax liability arising upon exercise of any such Option or option by a Participant is satisfied through the withholding by the Company of Shares otherwise deliverable upon exercise of the Option, . The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Board in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of Shares equal to the number of such Shares so delivered or withheld upon exercise of the original

                                      -4-
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Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Fair Market Value on the Grant Date of such Restoration Option and such other terms and conditions as the Board in its sole discretion shall determine.

6.        STOCK APPRECIATION RIGHTS

          (a) Grant.  Subject to the provisions of the Plan, the Board shall
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have sole and complete authority to determine the Employees to whom Stock
Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or, except in the case of Incentive Stock Options, at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after the Grant Date, and shall have a grant price as determined by the Board on the Grant Date.

          (b) Exercise and Payment.  A Stock Appreciation Right shall entitle
              --------------------
the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Board shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

          (c) Other Terms and Conditions.  Subject to the terms of the Plan and
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any applicable Award Agreement, the Board shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Board may be changed by the Board from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Board may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

7.        RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

          (a) Grant.  Subject to the provisions of the Plan, the Board shall
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have sole and complete authority to determine the Employees to whom Shares of
Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

          (b) Transfer Restrictions.  Shares of Restricted Stock and Restricted
              ---------------------
Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the

                                      -5-
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Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

          (c) Payment.  Each Restricted Stock Unit shall have a value equal to
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the Fair Market Value of a Share.  Restricted Stock Units shall be paid in cash,
Shares, other securities or other property, as determined in the sole discretion of the Board, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement.

          (d) Dividends and Distributions.  Dividends and other distributions
              ---------------------------
paid on or in respect of any Shares of Restricted Stock or Restricted Stock Units may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Board in its sole discretion.

8.        PERFORMANCE AWARDS

          (a) Grant.  The Board shall have sole and complete authority to
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determine the Employees who shall receive a "Performance Award," which shall consist of a right that is (i) denominated in cash or Shares, (ii) valued, as determined by the Board, in accordance with the achievement of such performance goals during such performance periods as the Board shall establish, and (iii) payable at such time and in such form as the Board shall determine.

          (b) Terms and Conditions.  Subject to the terms of the Plan and any
              --------------------
applicable Award Agreement, the Board shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

          (c) Payment of Performance Awards.  Performance Awards may be paid in
              -----------------------------
a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Board, on a deferred basis.

9.        OTHER STOCK-BASED AWARDS.

          The Board shall have authority to grant to Participants an "Other Stock-Based Award," which shall consist of any right that is (i) not an Award described in Sections 5 through 8 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Board to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Board shall determine the terms and conditions of any such Other Stock-Based Award.

10.       ELIGIBLE DIRECTORS.

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

          Except as otherwise determined by the Board, Eligible Directors shall receive Awards in accordance with this Section. Except as otherwise provided in this Section, Awards to Eligible Directors shall be subject to the remaining provisions of the Plan.

          (a) Initial Grant.  Each Eligible Director shall receive, upon the
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later of the Company's initial public offering or initial election to the Board as an Eligible Director, a Non-Qualified Stock Option to acquire 4,000 Shares.

          (b) Annual Grants.  Effective as of the date of each annual meeting of
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the Company's shareholders at which directors are elected or reelected to the
Board, each Eligible Director who has not received a grant pursuant to paragraph
(a) above since the immediately preceding annual meeting of the Company's shareholders shall receive an Option to acquire 2,000 Shares.

          (c) Terms of Initial Grants and Annual Grants.  The exercise price per
              -----------------------------------------
Share of each Option granted to an Eligible Director shall be the Fair Market Value of a Share on the Grant Date. Options shall vest ratably and become exercisable in one-third increments on each anniversary of the Grant Date. Except as otherwise provided in this paragraph, Options shall expire 10 years from the Grant Date. Unvested Options shall immediately vest and become exercisable if an individual ceases to be a director on account of death, disability or retirement at normal retirement age for directors, and shall remain exercisable until the normal expiration of the Option. Upon termination as a director for any other reason other than Cause, unvested Options shall be forfeited and vested Options shall remain exercisable for three months following the termination date. Upon termination as a Director for Cause, all Options (whether or not vested) shall be forfeited as of the termination date.

          (d) Deferred Stock Unit Grants.  The Board may grant Deferred Stock
              --------------------------
Units to Eligible Directors in lieu of all or any portion of the annual retainer or meeting fees otherwise payable to the Eligible Directors. Each Deferred Stock Unit shall entitle the Eligible Director to receive one Share or an amount of cash equal to the Fair Market Value of a Share on the payment date, on terms and conditions established by the Board. The Board may also permit Eligible Directors to elect to defer receipt of Shares or cash to be paid pursuant to Deferred Stock Units in accordance with a deferred compensation policy to be established by the Company.

11.       TERMINATION OF EMPLOYMENT/SERVICE

          The Board shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment/service, including a termination by the Company without Cause, by a Participant voluntarily, or by reason of death, Disability or Retirement.

12.       CHANGE IN CONTROL.

          In the event that the Company engages in a transaction constituting a Change in Control, the Board shall have complete authority and discretion, but not the obligation, to accelerate the vesting of outstanding Awards and the termination of restrictions on Shares. As part of any agreement in connection with a Change in Control, the Board may also negotiate terms providing protection for Participants, including, the assumption of any Awards outstanding under the Plan or the substitution of similar awards for those outstanding under the Plan.

13.       AMENDMENT AND TERMINATION.

          (a) Amendments to the Plan.   The Board may amend, alter, suspend,
              ----------------------
discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply.

          (b) Amendments to Awards.  The Board may waive any conditions or
              --------------------
rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary.

          (c) Adjustment of Awards Upon the Occurrence of Certain Unusual or
              --------------------------------------------------------------
Nonrecurring Events.  The Board is hereby authorized to make adjustments in the
-------------------
terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 3(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) unless otherwise determined by the Board.

          (d) Cancellation.  Any provision of this Plan or any Award Agreement
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to the contrary notwithstanding, the Board may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

14.       GENERAL PROVISIONS.

          (a) Dividend Equivalents.  In the sole and complete discretion of the
              --------------------
Board, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

          (b) Nontransferability.  Except to the extent provided in an Award
              ------------------
Agreement, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution.

          (c) No Rights to Awards.   No Employee, Participant or other Person
              -------------------
shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Eligible Directors, consultants, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

          (d) Share Certificates.   All certificates for Shares or other
              ------------------
securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (e) Withholding.  A Participant may be required to pay to the Company
              -----------
or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Board may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise, or payments of any Award.

          (f) Award Agreements.  Each Award hereunder shall be evidenced by an
              ----------------
Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

          (g) No Limit on Other Compensation Arrangements.    Nothing contained
              -------------------------------------------
in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to stockholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

          (h) No Right to Employment.  The grant of an Award shall not be
              ----------------------
construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (i) No Rights as Stockholder.  Subject to the provisions of the
              ------------------------
applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

          (j) Governing Law. The validity, construction, and effect of the Plan
              -------------
and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to the conflict of law principles thereof.

          (k) Severability.   If any provision of the Plan or any Award is or
              ------------
becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (l) Other Laws.   The Board may refuse to issue or transfer any Shares
              ----------
or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Board in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

          (m) No Trust or Fund Created.  Neither the Plan nor any Award shall
              ------------------------
create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

          (n) No Fractional Shares.  No fractional Shares shall be issued or
              --------------------
delivered pursuant to the Plan or any Award, and the Board shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

          (o) Headings.  Headings are given to the Sections and subsections of
              --------
the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

          (p) Parachute Payments.  The Board may provide in an Award Agreement
              ------------------
that no amounts shall be paid or considered paid to the extent that any such payments would be nondeductible by the Company under Code Section 280G.

          (q) Pooling.  If any Award, or any provision of any Award, granted
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under the Plan would prevent a transaction from being accounted for as a pooling of interests (in the opinion of the Company's accountants), the Award, or the provision, may be deleted or amended by the Board in its sole discretion. No consent shall be required to void or amend the Award or the provision.


15.       TERM OF THE PLAN.

          (a) Effective Date.  The Plan shall be effective as of the Effective
              --------------
Date provided it has been approved by the Company's stockholders.

          (b) Expiration Date.  No Incentive Stock Option shall be granted under
              ---------------
the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the authority for grant of new Awards hereunder has been exhausted.

16.       DEFINITIONS.

          As used in the Plan, the following terms shall have the meanings set forth below:

          "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest and (iii) an affiliate of the Company as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, in either case as determined by the Committee.

          "Annual Service Period" means an annual period determined by the Board, which annual period shall be January 1 through December 31 or such other annual period as may be designated from time to time by the Board.

          "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award or other Stock-Based Award or any Award granted to an Eligible Director pursuant to Section 10.

          "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which shall not become effective until executed or acknowledged by a Participant.

          "Board" shall mean the Board of Directors of the Company.

          "Cause" shall mean, unless otherwise defined in the applicable Award Agreement, a determination by the Committee that a Participant has: (1) committed an act of embezzlement, fraud, dishonesty or breach of fiduciary duty to the Company; (2) deliberately and repeatedly violated the rules of the Company or the valid instructions of the Board or an authorized officer of the Company; (3) made any unauthorized disclosure of any of the material secrets or confidential information of the Company; or (4) engaged in any conduct that could reasonably be expected to result in material loss, damage or injury to the Company.

          "Change in Control" shall mean, unless otherwise defined in the applicable Award Agreement, the earliest to occur of: (1) any one "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) Rheinbraun A.G. and Rheinbraun US GmbH, (C) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (D) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Shares), or more than one "person" acting as a "group", is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of Shares that, together with the Shares held by such "person" or "group", possess more than 50% of the total Fair Market Value or total voting power of the Shares; (2) a majority of members of the Board is replaced during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or (3) the sale of all or substantially all of the Company's assets.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" shall mean a committee of the Board designated by the Board to administer the Plan. To the extent deemed appropriate by the Board, the Committee shall be composed of not less than two individuals who are "outside directors" within the meaning of Code Section 162(m) and "non-employee directors" within the meaning of Section 16.

          "Company" shall mean CONSOL Energy Inc.

          "Deferred Stock Unit" means a right, granted to Eligible Directors in accordance with Section 10, to acquire a Share for no consideration or some other amount determined by the Board.

          "Disability" shall mean, unless otherwise defined in the applicable Award Agreement, a Participant's inability, because of physical or mental incapacity or injury (that has continued for a period of at least 12 consecutive calendar months), to perform for the Company or an affiliate substantially the same services as he or she performed prior to incurring such incapacity or injury.

          "Effective Date" shall mean April 7, 1999.

          "Eligible Director" means a director who is not an employee of the Company or any of its Affiliates; provided, however, that directors who are employees of Rheinbraun A.G. or Rheinbraun U.S. GmbH shall be Eligible Directors.

          "Employee" shall mean an employee or consultant of the Company or of any Affiliate, including any individual who enters into an employment agreement with the Company or an Affiliate which provides for commencement of employment within three months of the date of the agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion. Fair Market Value with respect to the Shares, as of any date, shall mean (i) if the Shares are listed on a securities exchange or are traded over the NASDAQ National Market System, the closing sales price of the Shares on such exchange or over such system on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, (ii) if the Shares are not so listed or traded, the mean between the bid and offered prices of the Shares as quoted by the National Association of Securities Dealers through NASDAQ for such date or (iii) in the event there is no public market for the Shares, the fair market value as determined by the Committee in its sole discretion.

          "Grant Date" means, with respect to an Award, date on which the Board makes the determination to grant such Award, or such other date as is determined by the Board. Within a reasonable time thereafter, the Company will execute and deliver an Award Agreement to the Participant.

          "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 5 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 5 of the Plan and that is not intended to be an Incentive Stock Option.

          "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option and shall include a Restoration Option.

          "Other Stock-Based Award" shall mean any right granted under Section 9 of the Plan.

          "Participant" shall mean any Employee or Eligible Director who receives an Award under the Plan.

          "Performance Award" shall mean any right granted under Section 8 of the Plan.

          "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

          "Plan" shall mean this CONSOL Energy Inc. Equity Incentive Plan.

          "Restoration Option" shall mean an Option granted pursuant to Section 5(e) of the Plan.

          "Restricted Stock" shall mean any Share granted under Section 7 of the Plan.

          "Restricted Stock Unit" shall mean any unit granted under Section 7 of the Plan.

          "Retirement" shall mean with respect to a Participant other than an Eligible Director retirement of a Participant from the employ or service of the Company or any of its Affiliates in accordance with the terms of the applicable Company retirement plan or, if a Participant is not covered by any such plan, retirement on or after such Participant's 65th birthday, unless otherwise defined in the applicable Award Agreement.

          "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

          "Section 16" shall mean Section 16 of the Exchange act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

          "Section 162(m)" shall mean Section 162(m) of the Internal Revenue Code of 1986 and the rules promulgated thereunder or any successor provision thereto as in effect from time to time.

          "Shares" shall mean shares of the common stock, $.01 par value, of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

          "Stock Appreciation Right" shall mean any right granted under Section 6 of the Plan.

          "Substitute Awards" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

          IN WITNESS WHEREOF, CONSOL Energy Inc. has executed this Plan on April 7, 1999, effective as of April 7, 1999.

                              CONSOL Energy Inc.


                              By:  /s/ J. Brett Harvey
                                 -----------------------------------
                                 Its:  Chief Executive Officer
                                     -------------------------------